FEBRUARY 2026 Company Overview The Onvansertib Opportunity

Forward-looking statements Certain statements in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of words such as "anticipate," "believe," "forecast," "estimated" and "intend" or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements are based on our current expectations and actual results could differ materially. There are several factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, clinical trials involve a lengthy and expensive process with an uncertain outcome, and results of earlier studies and trials may not be predictive of future trial results; our clinical trials may be suspended or discontinued due to unexpected side effects or other safety risks that could preclude approval of our product candidate; results of preclinical studies or clinical trials for our product candidate could be unfavorable or delayed; our need for additional financing; risks related to business interruptions, including the outbreak of COVID-19 coronavirus and cyber-attacks on our information technology infrastructure, which could seriously harm our financial condition and increase our costs and expenses; uncertainties of government or third party payer reimbursement; dependence on key personnel; limited experience in marketing and sales; substantial competition; uncertainties of patent protection and litigation; dependence upon third parties; and risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations. There are no guarantees that our product candidate will be utilized or prove to be commercially successful. Additionally, there are no guarantees that future clinical trials will be completed or successful or that our product candidate will receive regulatory approval for any indication or prove to be commercially successful. Investors should read the risk factors set forth in our Form 10-K for the year ended December 31, 2025, and other periodic reports filed with the Securities and Exchange Commission. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and we do not undertake any obligation to update publicly such statements to reflect subsequent events or circumstances.

Onvansertib: Oral, highly selective PLK1 inhibitor PLK1: key signaling target that impacts tumor cell division, DNA repair, angiogenesis and survival Highly selective oral PLK1inhibitor designed to avoid toxicity Practice-changing potential in large, underserved populations Targeting first-line RAS-mutant mCRC, an area of high unmet need and limited innovation Opportunity for market expansion, including in rare RAS-driven cancers such as CMML Strong efficacy signal in first-line RAS-mutant mCRC In ITT analysis, confirmed ORR of 72% in 30 mg onvansertib + FOLFIRI/bev arm, 30% improvement over FOLFIRI SoC Median PFS not yet reached in either onvansertib + FOLFIRI/bev arm Favorable dose-dependent trends and PFS hazard ratios for both doses of onvansertib + FOLFIRI/bev arms Path to registration – mCRC 30 mg onvansertib + FOLFIRI/bev dose proposed for registrational program FDA meeting planned within H1’ 26 to review registrational program, potential for for accelerated approval (ORR/DoR) Unlocking a high-value oncology market: Highly selective PLK1 inhibitor with blockbuster potential in first-line RAS-mutant mCRC CMML, chronic myelomonocytic leukemia; DoR, duration of response; mCRC, metastatic colorectal cancer; ORR, overall response rate; PFS, progression free survival; SoC, standard of care

CRC: High unmet need with limited therapies for RAS-mutated mCRC COLORECTAL CANCER 3rd most common cancer worldwide 150,000 Annually in the United States new cases 55,000 deaths 15% 5-year relative OS Less than 12 months Median PFS For patients with mCRC 1st LINE STANDARD of CARE Remains unchanged for two decades American Cancer Society; Morris et al., J Clin Oncol 2023, Shi et al., J Clin Oncol 2025. CRC, colorectal cancer; mCRC, metastatic colorectal cancer; OS, overall survival; PFS, progression free survival Chemotherapy (Folfox/Folfiri/Folfoxiri) Bevacizumab (Avastin®) No approvals for RAS-mutated mCRC

Positioned to address the first-line RAS-mutated mCRC market

~150,000 newly diagnosed CRC patients in U.S., with 20% present metastatic disease*

Cardiff Oncology™

Blockbuster potential:

50% of first-line mCRC market

Onvansertib targets **ALL RAS-mutated mCRC**



RAS-
mutated
~50%
RAS
Wild Type
~50%
G12C
~4%

*CDC
CRC, colorectal cancer; mCRC, metastatic colorectal cancer

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Competitive landscape: Onvansertib’s unique position in first-line RAS-mutated mCRC Chemotherapy (FOLFOX/FOLFIRI/FOLFOXIRI) ± bevacizumab Current Standard of Care (FDA approved) Ongoing/planned Phase 3 in RAS-mutated MSS/pMMR RAS-mutated Onvansertib + FOLFIRI + bev MSS/pMMR PD1/VEGF Bispecifics + chemo combinations MSS/pMMR PD1 (eg Tislelizumab) + bev + chemo KRAS G12C Sotorasib + panitumumab + FOLFIRI MK-1084 + cetuximab + FOLFOX Onvansertib is the only program specifically designed for the RAS-mutated population mCRC, metastatic colorectal cancer; MSS, microsatellite stable; pMMR, proficient mismatch repair

Mechanism Supports First-Line Treatment Promising Clinical Benefit in Ongoing CRDF-004 Trial Broader Opportunity for Onvansertib FIRST-LINE RAS-MUTATED mCRC ONVANSERTIB

Initially targeted 2nd line KRAS-mutated mCRC based on two known MOAs Synergy with chemo 2 Synthetic lethality in RAS-mut background 1 RAS-mut mCRC tumor cells are hypersensitive to onvansertib Onvansertib inhibits repair of chemo-induced DNA damage mCRC, metastatic colorectal cancer; MOA, mechanism of action, Ref: Cell 2009;137(5):835-48, Neoplasma: 2012;59(6):676-84.

Ph 1b/2 trial in 2nd line KRAS-mut mCRC combined onvansertib with FOLFIRI+bev Second-line: FOLFIRI + bevacizumab Second-line: FOLFIRI + bevacizumab 28 DAY CYCLE 6 7 8 9 10 11 12 13 14 20 21 22 23 24 25 26 27 28 ONVANSERTIB ONVANSERTIB ENROLLMENT CRITERIA ENDPOINTS Primary: Secondary: ORR DoR and PFS KRAS+ Unresectable Second-line mCRC Patient’s tumors are scanned every 8 weeks mCRC, metastatic colorectal cancer; ORR, objective response rate; DoR, duration of response; PFS, progression free survival; bev, bevacizumab N=68

Ph 1b/2 trial: Bev-naïve patients treated with onvansertib + FOLFIRI/bev achieved higher response rates Bev, bevacizumab; ORR, objective response rate; DoR, duration of response; RP2D, recommended phase 2 dose * Radiographic response determined per RECIST 1.1. Waterfall plot and table reflect interim data as of June 16, 2023 from an ongoing trial and unlocked EDC database. ** Bennouna et al., Lancet Oncol 2013; 14: 29–37; Giessen et al., Acta Oncologica, 2015, 54: 187-193; Cremolini et al., Lancet Oncol 2020, 21: 497–507; Antoniotti et al., Correspondence Lancet Oncol June 2020. Giantonio et al., 2007, J Clin Oncol 25:1539-1544; Moriwaki et al., Med Oncol, 2012, 29:2842–2848; Beretta et al, Med Oncol 2013, 30:486. Best Radiographic Response and Duration of Response* 66 evaluable patients (as of June 16, 2023) % change in target lesions from baseline Complete response (CR) Partial response (PR) Stable disease (SD) Progressive disease (PD) Confirmed PR Confirmed CR RP2D Historical controls** Bev- naïve Bev- exposed ORR 23−26% 5−13% 30% tumor reduction Bev-naïve: 15 of 66 patients (23%) 73% ORR 13.0 month mDoR Bev-exposed: 51 of 66 (77%) 16% ORR 8.9 month mDoR

Ph 1b/2 trial: Bev-naïve patients treated with onvansertib + FOLFIRI/bev achieved higher mPFS * Onvansertib mPFS are interim data as of June 16, 2023 from an ongoing trial and unlocked EDC database. PFS, progression free survival; bev, bevacizumab; mo, months ** Bennouna et al., Lancet Oncol 2013; 14: 29–37; Giessen et al., Acta Oncologica, 2015, 54: 187-193; Cremolini et al., Lancet Oncol 2020, 21: 497–507; Antoniotti et al., Correspondence Lancet Oncol June 2020. Giantonio et al., 2007, J Clin Oncol 25:1539-1544; Moriwaki et al., Med Oncol, 2012, 29:2842–2848; Beretta et al, Med Oncol 2013, 30:486. Bev-naïve Bev-exposed Progression-free survival* 66 evaluable patients (as of June 16, 2023) Historical controls** Bev naïve Bev exposed mPFS (mo) 6.9−8.5 4.5−6.7 mPFS 7.8 mo 15.0 mo

Multiple onvansertib MOAs underlie our focus on RAS-mutated CRC Synergy with chemo 2 Synthetic lethality in RAS-mut background 1 Synergy with bevacizumab 3 Onvansertib attacks RAS-mutated mCRC in three ways RAS-mut CRC tumor cells are hypersensitive to onvansertib Onvansertib inhibits repair of chemo-induced DNA damage Onvansertib inhibits creation of new blood vessels

Mechanism Supports First-Line Treatment Promising Clinical Benefit in Ongoing CRDF-004 Trial Broader Opportunity for Onvansertib FIRST-LINE RAS-MUTATED mCRC ONVANSERTIB

Lead program addressing first-line RAS-mut mCRC 2022 2023 2024 2025 Ph 1b/2 trial second-line KRAS-mut mCRC Discovered synergy with bevacizumab Preclinical research identifies novel MOA: Onvansertib likely more effective in first-line Sep 2022 Aug 2023 CRDF-004 trial first-line RAS-mut mCRC First-line trial with support of FDA mCRC, metastatic colorectal cancer; mut, mutated; MOA, mechanism of action

Modest benefit in first-line mCRC setting presents significant commercial opportunity for onvansertib Targeted agent Trial Mechanism of action Trial population Sample size ORR Exp. vs Ctrl. PFS (months) Exp. vs Ctrl. Hazard ratio Bevacizumab IFL/bev vs IFL Antiangiogenic KRAS WT or mutant All ITT patients Mutant only1 813 78 45% vs 35% 43% vs 41% 10.6 vs 6.2 9.3 vs 5.5 0.54 p<0.0001 0.41 FOLFOXIRI/bev (TRIBE trial) FOLFOXIRI/bev vs FOLFIRI/bev Chemo RAS WT or mutant All ITT patients Mutant only1 508 236 65% vs 54% 66% vs 55% 12.3 vs 9.7 12.0 vs 9.5 0.77 p=0.006 0.78 Data from positive first-line mCRC chemo/bev Phase 3 clinical trials by RAS-mut status* * Source: Bevacizumab: USPI from accessdata.fda.gov, Hurwitz H, et al. The Oncologist 2009. FOLFOXIRI: Cremolini C, et al. Lancet Oncol 2015. 1. RAS mutation was evaluated retrospectively and tumor samples for RAS analysis were not available for all patients. mCRC, metastatic colorectal cancer; SoC, standard of care; ORR, objective response rate; ITT, intent-to-treat; Exp, experimental arm; Ctrl, control arm; PFS, progression free survival; WT, wild type; bev, bevacizumab; p, p-value

CRDF-004: Dose-finding Phase 2 trial in first-line RAS-mutated mCRC First-line SoC: Chemo + bevacizumab First-line SoC: Chemo + bevacizumab 28 DAY CYCLE 6 7 8 9 10 11 12 13 14 20 21 22 23 24 25 26 27 28 ONVANSERTIB ONVANSERTIB ENROLLMENT CRITERIA ENDPOINTS* Primary: Secondary: ORR DoR and PFS KRAS+/NRAS+ Unresectable First-line mCRC ITT=110 R No prior bev Onv 30mg + Onv 20mg + SoC alone 6 RANDOMIZATION ARMS * Assessed by blinded independent central review (BICR) Patient’s tumors are scanned every 8 weeks 1. FOLFIRI/bev 2. FOLFOX/bev 3. FOLFIRI/bev 4. FOLFOX/bev 5. FOLFIRI/bev 6. FOLFOX/bev bev, bevacizumab; DoR, duration of response; mCRC, metastatic colorectal cancer; onv, onvansertib; ORR, objective response rate;; PFS, progression free survival; SoC, standard of care

CRDF-004 demographics and baseline characteristics

Safety Population (Dosed)	FOLFIRI/bev (n=17)	FOLFIRI/bev/onv 20 (n=17)	FOLFIRI/bev/onv 30 (n=18)	FOLFOX/bev (n=17)	FOLFOX/bev/onv 20 (n=17)	FOLFOX/bev/onv 30 (n=18)	Total (n=104)
Age (years)							
Median	53 (32, 81)	52 (30, 78)	60 (34, 81)	57 (34, 82)	66 (34, 79)	59.5 (39, 86)	57 (30, 86)
Gender, n (%)							
Male	10 (58.8)	10 (58.8)	10 (55.6)	11 (64.7)	7 (41.2)	11 (61.1)	59 (56.7)
Female	7 (41.2)	7 (41.2)	8 (44.4)	6 (35.3)	10 (58.8)	7 (38.9)	45 (43.3)
Race, n (%)							
White	13 (76.5)	15 (88.2)	15 (83.3)	12 (70.6)	13 (76.5)	13 (72.2)	81 (77.9)
Black or African American	2 (11.8)	0	1 (5.6)	1 (5.9)	0	2 (11.1)	6 (5.8)
Asian	1 (5.9)	0	1 (5.6)	1 (5.9)	2 (11.8)	1 (5.6)	6 (5.8)
Native Hawaiian or Other Pacific Islander	0	1 (5.9)	0	1 (5.9)	0	0	2 (1.9)
Not reported	0	1 (5.9)	0	2 (11.8)	1 (5.9)	1 (5.6)	5 (4.8)
Unknown	1 (5.9)	0	1 (5.6)	0	1 (5.9)	1 (5.6)	4 (3.8)
ECOG, n (%)							
0	6 (35.3)	14 (82.4)	11 (61.1)	7 (41.2)	10 (58.8)	11 (61.1)	59 (56.7)
1	11 (64.7)	3 (17.6)	7 (38.9)	10 (58.8)	7 (41.2)	7 (38.9)	45 (43.3)
Stage at Initial Diagnosis, n (%)							
STAGE I	0	1 (5.9)	0	0	1 (5.9)	1 (5.6)	3 (2.9)
STAGE II	3 (17.6)	2 (11.8)	2 (11.1)	2 (11.8)	3 (17.6)	1 (5.6)	13 (12.5)
STAGE III	4 (23.5)	4 (23.5)	2 (11.1)	6 (35.3)	2 (11.8)	3 (16.7)	21 (20.2)
STAGE IV	9 (52.9)	10 (58.8)	14 (77.8)	9 (52.9)	11 (64.7)	13 (72.2)	66 (63.5)
Missing	1 (5.9)	0	0	0	0	0	1 (1.0)
Side of Tumor, n (%)							
Bilateral	6 (35.3)	2 (11.8)	6 (33.3)	4 (23.5)	2 (11.8)	7 (38.9)	27 (26.0)
Left	6 (35.3)	7 (41.2)	6 (33.3)	5 (29.4)	8 (47.1)	4 (22.2)	36 (34.6)
Right	5 (29.4)	8 (47.1)	6 (33.3)	8 (47.1)	7 (41.2)	7 (38.9)	41 (39.4)
Liver metastasis at study entry, n (%)							
No	7 (41.2)	8 (47.1)	5 (27.8)	9 (52.9)	5 (29.4)	4 (22.2)	38 (36.5)
Yes	10 (58.8)	9 (52.9)	13 (72.2)	8 (47.1)	12 (70.6)	14 (77.8)	66 (63.5)
Liver only disease, n (%)							
No	15 (88.2)	15 (88.2)	11 (61.1)	14 (82.4)	16 (94.1)	15 (83.3)	86 (82.7)
Yes	2 (11.8)	2 (11.8)	7 (38.9)	3 (17.6)	1 (5.9)	3 (16.7)	18 (17.3)
Number of organs involved at baseline, n (%)							
<3 organs	13 (76.5)	9 (52.9)	10 (55.6)	12 (70.6)	11 (64.7)	8 (44.4)	63 (60.6)
>=3 organs	4 (23.5)	7 (41.2)	8 (44.4)	5 (29.4)	6 (35.3)	10 (55.6)	40 (38.5)
Missing	0	1 (5.9)	0	0	0	0	1 (1.0)
Prior adjuvant or neo-adjuvant chemotherapy, n (%)							
No	13 (76.5)	12 (70.6)	14 (77.8)	12 (70.6)	12 (70.6)	16 (88.9)	79 (76.0)
Yes	4 (23.5)	5 (29.4)	4 (22.2)	5 (29.4)	5 (29.4)	2 (11.1)	25 (24.0)

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Bev, bevacizumab; onv, onvansertib; onv 20, onvansertib 20mg; onv 30, onvansertib 30mg

Onvansertib + FOLFIRI/bev drives improvement in both depth of response and ORR in first-line RAS-mut mCRC

	SoC[b] (FOLFIRI/bev and FOLFOX/bev) (n=37)	FOLFIRI/bev (n=19)	Onv 20 mg +FOLFIRI/bev (n=18)	Onv 30 mg +FOLFIRI/bev (n=18)
Objective Response Rate (per BICR)[a] as of January 22, 2026- ITT analysis				
Confirmed ORR (n)	**43.2% (16)**	**42.1% (8)**	**44.4% (8)**	**72.2% (13)** p-value = 0.051[c] (vs SoC)


SoC (FOLFIRI + FOLFOX)
FOLFIRI SoC
Onv 20 mg + FOLFIRI SoC
Onv 30 mg + FOLFIRI SoC
Best confirmed Response
CR
PR
Stable Disease
Progressive Disease
Best % Change from Baseline
Chemo backbone
Patient Number

Bev, bevacizumab; BICR, Blinded Independent Central Review; CI, confidence interval; CP, confirmed response; HR, hazard ratio; NR, not reached; Onv, onvansertib; ORR, objective response rate; PFS, progression-free survival; PR, partial response; SoC, standard of care.
[a]ORR is confirmed responses
[b]SoC is the combination of the FOLFIRI/bev and FOLFOX/bev arms
[c]Fisher's exact test

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Onvansertib + FOLFIRI/bev arms have not yet reached median PFS, with clear dose-dependent efficacy trends and compelling hazard ratios

	FOLFIRI/bev (n=19)	**Onv 20 mg +FOLFIRI/bev** (n=18)	**Onv 30 mg +FOLFIRI/bev** (n=18)
Progression Free Survival[a]			
Median PFS (months, 95% CI)	10.97 (7.52-NR)	Not Reached (7.49-NR)	Not Reached (9.72-NR)
PFS HR vs FOLFIRI/bev		0.56 (0.18-1.73)[b]	0.38 (0.12-1.17)[b]
PFS HR vs SoC (FOLFIRI/bev & FOLFOX/bev)		0.57 (0.21-1.58)[c]	0.37 (0.13-1.02)[c] p-value = 0.048[d] (vs SoC)
PFS Rate at 6 months (95% CI)	79.5 (61.1-100)	88.1 (73.9-100)	94.1 (83.6-100)

Data cut: January 22, 2026
Bev=bevacizumab; BICR=Blinded Independent Central Review; CI=confidence interval; HR=hazard ratio; NR=not reached; Onv=onvansertib; ORR=objective response rate; PFS=progression-free survival; SoC=standard of care.
[a]Progressive disease events were based on combined BICR and Investigator assessments due to very small number of events in BICR assessment. The earliest reported date was used for a conservative estimate.
[b]PFS HR is the comparison of the onvansertib arm to FOLFIRI/bev
[c]PFS HR is the comparison of the onvansertib arm to SoC
[d]Log-rank test

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A few patients in onvansertib + FOLFIRI/bev arms achieved deep responses, CR, and surgery referrals* 47-year-old female Metastatic disease on enrollment. Right sided colon cancer. Target lesions in peritoneum (SLD 27mm) with non-target lesions throughout peritoneum. Achieved CR and went to curative surgery after 6 cycles of treatment. 30mg onv + FOLFIRI/bev 62-year-old male Metastatic disease. Right sided colon cancer. Target lesions in liver (SLD 32mm), non-target lesions in liver and adrenal gland. Achieved CR after 6 cycles. Referred for curative surgery. 30mg onv + FOLFIRI/bev * Radiographic response determined per RECIST 1.1 by blinded independent central review as of July 8, 2025 from an ongoing trial and unlocked database. SLD, sum of the longest diameters; onv, onvansertib; bev, bevacizumab; CR, complete response; PR, partial response

CRDF-004 treatment emergent adverse events (TEAE) data as of July 8, 2025*

Safety Population (Dosed) N (% of total)	FOLFIRI/bev (n=17)		FOLFIRI/bev/onv 20mg (n=17)		FOLFIRI/bev/onv 30mg (n=18)		FOLFOX/bev (n=17)		FOLFOX/bev/onv 20mg (n=17)		FOLFOX/bev/onv 30mg (n=18)	
	All Grades	Gr >=3	All Grades	Gr >=3	All Grades	Gr >=3	All Grades	Gr >=3	All Grades	Gr >=3	All Grades	Gr >=3
Any Adverse Events	17 (100.0)	12 (70.6)	17 (100.0)	14 (82.4)	18 (100.0)	15 (83.3)	16 (94.1)	9 (52.9)	17 (100.0)	10 (58.8)	18 (100.0)	13 (72.2)
Fatigue	7 (41.2)	0	12 (70.6)	0	11 (61.1)	0	9 (52.9)	2 (11.8)	12 (70.6)	1 (5.9)	10 (55.6)	0
Nausea	6 (35.3)	1 (5.9)	13 (76.5)	0	9 (50.0)	0	11 (64.7)	0	12 (70.6)	0	8 (44.4)	0
Diarrhea	10 (58.8)	1 (5.9)	12 (70.6)	1 (5.9)	9 (50.0)	0	7 (41.2)	0	7 (41.2)	1 (5.9)	7 (38.9)	0
Neutrophil count decreased	8 (47.1)	4 (23.5)	4 (23.5)	1 (5.9)	6 (33.3)	3 (16.7)	5 (29.4)	5 (29.4)	6 (35.3)	3 (17.6)	7 (38.9)	4 (22.2)
Neutropenia	2 (11.8)	1 (5.9)	1 (5.9)	0	4 (22.2)	4 (22.2)	3 (17.6)	1 (5.9)	2 (11.8)	2 (11.8)	0	0
Hypertension	4 (23.5)	1 (5.9)	8 (47.1)	3 (17.6)	6 (33.3)	1 (5.6)	3 (17.6)	0	4 (23.5)	1 (5.9)	6 (33.3)	2 (11.1)
Vomiting	5 (29.4)	1 (5.9)	7 (41.2)	0	6 (33.3)	0	3 (17.6)	0	6 (35.3)	0	2 (11.1)	0
Constipation	3 (17.6)	1 (5.9)	5 (29.4)	0	5 (27.8)	0	2 (11.8)	0	8 (47.1)	0	5 (27.8)	0
Epistaxis	4 (23.5)	0	8 (47.1)	0	6 (33.3)	0	3 (17.6)	0	3 (17.6)	0	3 (16.7)	0
Peripheral sensory neuropathy	4 (23.5)	0	2 (11.8)	0	1 (5.6)	0	4 (23.5)	0	8 (47.1)	2 (11.8)	8 (44.4)	1 (5.6)
Abdominal pain	3 (17.6)	2 (11.8)	4 (23.5)	1 (5.9)	6 (33.3)	1 (5.6)	2 (11.8)	0	6 (35.3)	0	5 (27.8)	0
Anaemia	4 (23.5)	1 (5.9)	6 (35.3)	0	4 (22.2)	1 (5.6)	3 (17.6)	0	2 (11.8)	0	7 (38.9)	3 (16.7)
Decreased appetite	6 (35.3)	0	5 (29.4)	0	4 (22.2)	0	3 (17.6)	0	6 (35.3)	0	2 (11.1)	0
Platelet count decreased	2 (11.8)	1 (5.9)	1 (5.9)	0	2 (11.1)	0	7 (41.2)	1 (5.9)	7 (41.2)	0	7 (38.9)	1 (5.6)
Alopecia	5 (29.4)	0	4 (23.5)	0	6 (33.3)	0	2 (11.8)	0	4 (23.5)	0	2 (11.1)	0
Headache	4 (23.5)	0	6 (35.3)	0	2 (11.1)	0	4 (23.5)	0	4 (23.5)	0	1 (5.6)	0
White blood cell count decreased	4 (23.5)	0	4 (23.5)	0	5 (27.8)	0	6 (35.3)	0	0	0	2 (11.1)	1 (5.6)
Dizziness	3 (17.6)	0	3 (17.6)	0	2 (11.1)	0	3 (17.6)	0	4 (23.5)	0	5 (27.8)	0
Dysgeusia	2 (11.8)	0	1 (5.9)	0	3 (16.7)	0	4 (23.5)	0	5 (29.4)	0	5 (27.8)	0
Weight decreased	6 (35.3)	1 (5.9)	2 (11.8)	0	5 (27.8)	0	2 (11.8)	0	2 (11.8)	0	3 (16.7)	0
Hypokalaemia	3 (17.6)	0	3 (17.6)	2 (11.8)	4 (22.2)	2 (11.1)	2 (11.8)	1 (5.9)	3 (17.6)	0	4 (22.2)	1 (5.6)
Stomatitis	3 (17.6)	0	6 (35.3)	0	1 (5.6)	0	5 (29.4)	0	2 (11.8)	0	1 (5.6)	0
Insomnia	0 (0.0)	0	4 (23.5)	0	3 (16.7)	0	1 (5.9)	0	5 (29.4)	0	4 (22.2)	0
Paraesthesia	1 (5.9)	0	2 (11.8)	0	0	0	2 (11.8)	0	5 (29.4)	0	6 (33.3)	0
Lymphocyte count decreased	3 (17.6)	0	2 (11.8)	0	4 (22.2)	0	2 (11.8)	0	1 (5.9)	0	3 (16.7)	2 (11.1)
Cough	4 (23.5)	0	4 (23.5)	0	2 (11.1)	0	1 (5.9)	0	0	0	3 (16.7)	0
Pyrexia	2 (11.8)	0	3 (17.6)	1 (5.9)	3 (16.7)	1 (5.6)	2 (11.8)	0	3 (17.6)	0	1 (5.6)	0
Blood alkaline phosphatase increased	3 (17.6)	0	1 (5.9)	0	1 (5.6)	0	4 (23.5)	0	0	0	3 (16.7)	0
Dyspepsia	1 (5.9)	0	4 (23.5)	0	2 (11.1)	0	1 (5.9)	0	1 (5.9)	0	3 (16.7)	0
Proteinuria	2 (11.8)	0	3 (17.6)	0	2 (11.1)	0	0	0	3 (17.6)	0	2 (11.1)	0

*Data consists of all adverse events entered into the electronic data capture (EDC) system as of July 8, 2025, from an ongoing trial and unlocked EDC database. N: number of patients; events shown occurred in ≥10% of total patients; numbers indicate number of patients experiencing the event, (regardless of causality); each patient is only counted once and only for the highest grade of a given event. Columns show the absolute # of patients and (%) of the population. Bev, bevacizumab; onv, onvansertib

21

CRDF-004 trial (ongoing): key takeaways Confirmed ORR of 72% in 30 mg arm, 30% improvement over FOLFIRI SoC Median PFS not yet reached in either the 20 mg or 30 mg arm onv + FOLFIRI/bev Favorable dose-dependent trends in PFS hazard ratios for both 20 mg and 30 mg onv doses + FOLFIRI/bev over FOLFOX/bev & FOLFIRI/bev SoC HR vs FOLFIRI/bev: 0.56 (20 mg) and 0.38 (30 mg) HR vs SoC (FOLFIRI/bev and FOLFOX/bev): 0.57 (20 mg) and 0.48 (30 mg, p<0.05) Data summary: onvansertib + FOLFIRI/bev No significant added toxicity CRDF-004 data support selection of 30 mg onvansertib dose for combination with FOLFIRI/bev backbone for registrational program Onv + FOLFOX/bev arms did not demonstrate benefit in RAS-mutated mCRC Bev, bevacizumab; DoR, duration of response; HR, hazard ration; mCRC, metastatic colorectal cancer; onv, onvansertib; ORR, objective response rate; PFS, progression-free survival; SoC, standard of care

Onvansertib study compares favorably to previous mCRC studies Targeted agent Trial Mechanism of action Trial population Sample size ORR Exp. vs Ctrl. PFS (months) Exp. vs Ctrl. Hazard ratio Onvansertib (CRDF-004) Onv + FOLFIRI/bev vs SoC (FOLFIRI/bev and FOLFOX/bev) Synergy w/ antiangiogenic & chemo RAS mutant Mutant only 110 72.2% vs 43.2% Not Reached vs 10.97 0.38 p=0.048 Bevacizumab IFL/bev vs IFL Antiangiogenic KRAS WT or mutant All ITT patients Mutant only1 813 78 45% vs 35% 43% vs 41% 10.6 vs 6.2 9.3 vs 5.5 0.54 p<0.0001 0.41 FOLFOXIRI/bev (TRIBE trial) FOLFOXIRI/bev vs FOLFIRI/bev Chemo RAS WT or mutant All ITT patients Mutant only1 508 236 65% vs 54% 66% vs 55% 12.3 vs 9.7 12.0 vs 9.5 0.77 p=0.006 0.78 Data from positive first-line mCRC chemo/bev clinical trials by RAS-mut status* * Source: Bevacizumab: USPI from accessdata.fda.gov, Hurwitz H, et al. The Oncologist 2009. FOLFOXIRI: Cremolini C, et al. Lancet Oncol 2015. 1. RAS mutation was evaluated retrospectively and tumor samples for RAS analysis were not available for all patients. mCRC, metastatic colorectal cancer; SoC, standard of care; ORR, objective response rate; ITT, intent-to-treat; Exp, experimental arm; Ctrl, control arm; PFS, progression free survival; WT, wild type; bev, bevacizumab; p, p-value

Mechanistic synergy in anti-angiogenic affects between FOLFIRI, onvansertib, and bev supports combination rationale Bev, bevacizumab; HIF1a, Hypoxia Inducible Factor 1 Subunit Alpha FOLFIRI Onvansertib Bevacizumab Topoisiomerase I inhibition ↓ HIF1α expression and downstream targets (e.g., VEGFA) PLK1 inhibition ↓ HIF1α expression and downstream targets (e.g., VEGFA) VEGFA blockade Direct inhibition of angiogenesis Inhibition of tumor angiogenesis

Multiple onvansertib MOAs underlie our focus on RAS-mutated CRC Synergy with FOLFIRI chemo 2 Synthetic lethality in RAS-mut background 1 Synergy with bevacizumab 3 Onvansertib attacks RAS-mutated mCRC in three ways RAS-mut CRC tumor cells are hypersensitive to onvansertib Onvansertib inhibits repair of chemo-induced DNA damage Onvansertib inhibits creation of new blood vessels

CRDF-004 data positions onvansertib for registrational trial PHASE 2 DOSE-CONFIRMATION TRIAL PHASE 3 REGISTRATIONAL TRIAL First-line RAS-mutated mCRC clinical development program Agreed with FDA June 2023 Type C meeting Preliminary Dose/ Design*: 30 mg onvansertib with FOLFIRI/bev regimen vs. SOC (FOLFOX/bev and FOLFIRI/bev) Next Steps: Plans to initiate registrational program in 2026, pending finalization of trial design by FDA Expects to compare onvansertib + FOLFIRI/bev to both SoC regimens, FOLFIRI/bev or FOLFOX/bev mCRC, metastatic colorectal cancer; ORR, objective response rate; DoR, duration of response; PFS, progression free survival; OS, overall survival *Pending FDA feedback Data support selection of 30 mg onvansertib dose in combination with FOLFIRI/bev for registrational program in first-line RAS-mutated mCRC 1H 2026: Expect to provide detailed CRDF-004 data and registrational plans EoPh2 Meeting with FDA

Phase 3 CRDF-005: preliminary trial design in first-line RAS-mutated mCRC ENROLLMENT CRITERIA ENDPOINTS** Dual Primary Endpoints: Secondary: ORR and PFS DoR and OS KRAS+/NRAS+ Unresectable First-line mCRC No prior bev *Assessed by blinded independent central review (BICR) mCRC, metastatic colorectal cancer; ORR, objective response rate; DoR, duration of response; PFS, progression free survival; SoC, standard of care; onv, onvansertib; bev, bevacizumab Key Assumptions (to be finalized after FDA discussions) 2 arm study (combine onvansertib and FOLFIRI/bev as Arm 1, SOC as Arm 2) 30 mg onvansertib dose Physician’s choice chemotherapy for SOC arm FOLFIRI + Bevacizumab + Onvansertib 30 mg Standard of Care (SOC) SOC based on investigator’s choice FOLFIRI + Bevacizumab OR FOLFOX + Bevacizumab Randomize 1:1 CRDF-005

Pfizer is providing clinical execution for CRDF-004 Cardiff Oncology retains full economic ownership and control of onvansertib BREAKTHROUGH GROWTH INITIATIVE PFIZER Ignite PFIZER $15M investment; Pfizer representative serves on Scientific Advisory Board Serves as CRO partner for the clinical execution of CRDF-004 trial

Mechanism Supports First-Line Treatment Promising Clinical Benefit in Ongoing CRDF-004 Trial Broader Opportunity for Onvansertib FIRST-LINE RAS-MUTATED mCRC ONVANSERTIB

Our pipeline opens many attractive opportunities for onvansertib * For investigator-initiated trials (IITs) only, the investigator’s institution is provided. mCRC, metastatic colorectal cancer; CMML, CMML, chronic myelomonocytic leukemia; mPDAC, metastatic pancreatic ductal adenocarcinoma; SCLC, small-cell lung cancer; TNBC, triple-negative breast cancer; bev, bevacizumab. Line of Therapy Ph2 Ph3 mPDAC TNBC SCLC mCRC (RAS-mut) Nal-IRI/leucovorin/5-FU Paclitaxel None (monotherapy) FOLFIRI/bev Combination with: 1st line 1st line 2nd line 2nd line Ph 1b/2 CRDF-004 (w/Pfizer) Ph 2 Trial Ph 2 Ph 2 randomized 2nd line FOLFIRI/bev and FOLFOX/bev completed 2nd line Ph 2 IIT* NALIRIFOX completed CMML expansion ongoing None (monotherapy) Ph 1 Ph1 2nd line Rochester, Minnesota

Investigator-initiated Phase 1 trial in CMML: onvansertib shows encouraging early activity as monotherapy in orphan disease

Chronic Myelomonocytic Leukemia (CMML)

- Aggressive hematologic malignancy (median age ~76; median survival <3 years)
- Overlapping features of MDS and MPN; marked by monocytosis, cytopenias, and bone marrow dysplasia
- Poor clinical outcomes; high risk of bone marrow failure and progression to AML
- Hypomethylating agents (HMAs): only approved therapy but no sig effect on natural history of disease

Phase 1 trial assessing safety & efficacy of onvansertib in relapsed/refractory CMML (n=10)

- Onvansertib was generally well tolerated and showed preliminary efficacy in ~40% of patients, including:
  - 100% platelet response
  - Normalization of white blood cell count
  - Spleen response
  - Optimal bone marrow response: blast reduction from 8% to 2%, enabling allogeneic stem cell transplant
  - 3 patients with stable disease
- Dose expansion is currently open and recruiting



Patient Number
10
9
8
7
4
3
1
WBC Response
Platelet Response
Spleen Response
0
90
180
270
360
450
540
630
Days From Treatment Start
Dose Level 1
Dose Level 2
Dose Level 3
Progression (uPD/PD)
Progression-Free
Death
Alive
Best Response
Marrow Response
Clinical Benefit

Swimmers' plot showing for those who received at least 1 cycle (n=8) with 3 (38%) patients meeting criteria for either hematological or optimal marrow response. One patient (not pictured here) was also progression free but did not complete the assessable DLT period.

CMML, chronic myelomonocytic leukemia; DLT, dose limiting toxicity; MDS, myelodysplastic syndromes; MPN, myeloproliferative neoplasms

31

Upcoming Milestones 1H 2026 Report detailed CRDF-004 Phase 2 data in first-line RAS-mutated mCRC Announce registrational strategy and Phase 3 trial design following consultation with FDA 2H 2026 Initiate registrational program / Phase 3 trial in first-line RAS-mutated mCRC Ongoing Continue expansion across additional PLK1-driven cancers through ongoing investigator-sponsored studies (e.g., CMML, mPDAC, SCLC, TNBC) Clinical & Regulatory Inflection Points *As of December 31, 2025 mCRC, metastatic colorectal cancer; CMML, chronic myelomonocytic leukemia; mPDAC, metastatic pancreatic ductal adenocarcinoma; SCLC, small-cell lung cancer; TNBC, triple-negative breast cancer $58.3 million in cash, cash equivalents, and short-term investments, sufficient to fund operations into the first quarter of 2027 Financials*

Appendix Additional CRDF-004 data

Deeper tumor regression observed with onvansertib+SoC- July 8, 2025

Best Radiographic Response BY ONVANSERTIB DOSE*

Intent-to-treat (ITT)	Control (SoC alone)	Onv 20mg + SoC	Onv 30mg + SoC
Confirmed ORR[1]	30%	42%	49%
ORR[2]	43%	50%	59%



Control Arm
Experimental Arms
SoC
Onvansertib 20mg plus SoC
Onvansertib 30mg plus SoC
Best % Change from Baseline
20
0
-30
-100
Best Response
CR
PR
SD
PD
Confirmed CR
Confirmed PR
Unconfirmed PR
> On treatment
FOLFIRI
FOLFOX
Patient number

* Radiographic response determined per RECIST 1.1 by blinded independent central review as of July 8, 2025 from an ongoing trial and unlocked database. A PR with no circle above is an unconfirmed PR with treatment discontinued (will never confirm) and is not considered a responder for ORR calculation. Patients 1003-065 (unconfirmed PR) and 1011-106 (Non-CR/Non-PD) do not appear on the waterfall plot as they had no target lesions. 1. Confirmed ORR includes positively confirmed CRs and PRs per RECIST 1.1. 2. ORR includes positively confirmed CRs and PRs and unconfirmed PRs who were still on treatment and may yet be confirmed. SoC, standard of care; ORR, objective response rate; onv, onvansertib; CR, complete response; PR, partial response; SD, stable disease; PD, progressive disease

34

Deeper tumor regression observed when adding onvansertib to either chemo backbone vs SoC alone- July 8, 2025

Best Radiographic Response BY CHEMO BACKBONE*

Intent-to-treat (ITT)	FOLFIRI		FOLFOX	
	Control	SoC + Onv	Control	SoC + Onv
Confirmed ORR[1]	26%	44%	33%	46%
ORR[2]	47%	50%	39%	59%



FOLFIRI Arms
FOLFOX Arms
FOLFIRI / bev (Control)
FOLFIRI / bev / onvansertib (Experimental)
FOLFOX / bev (Control)
FOLFOX / bev / onvansertib (Experimental)
Best % Change from Baseline
Best Response
CR
PR
SD
PD
Confirmed CR
Confirmed PR
Unconfirmed PR
> On treatment
Onv 20mg+SoC
Onv 30mg+SoC
Patient number

* Radiographic response determined per RECIST 1.1 by blinded independent central review as of July 8, 2025 from an ongoing trial and unlocked database for all patients with measurable disease. A PR with no circle above is an unconfirmed PR with treatment discontinued (will never confirm) and is not considered a responder for ORR calculation. Patients 1003-065 (unconfirmed PR) and 1011-106 (Non-CR/Non-PD) do not appear on the waterfall plot as they had no target lesions. 1. Confirmed ORR includes positively confirmed CRs and PRs per RECIST 1.1. 2. ORR includes positively confirmed CRs and PRs and unconfirmed PRs who were still on treatment and may yet be confirmed. SoC, standard of care; ORR, objective response rate; onv, onvansertib; CR, complete response; PR, partial response; SD, stable disease; PD, progressive disease

35

Higher number of 30mg onvansertib patients remain on trial vs. control- July 2025

Radiographic Response over Time*


Control arms
Onv 20mg + SoC
Onv 30mg + SoC
0
2
4
6
8
10
12
14
16
Months
Time on Trial by Best Response
CR/PR
SD
PD
> On treatment
On follow up
First response scan
CR
PR
FOLFOX
FOLFIRI
Reason for discontinuation (per EDC)
Adverse event
To pursue surgery
Progressive disease
Physician decision
Patient decision

Safety Population (Dosed)	Control (SoC alone)	Onv 20mg + SoC	Onv 30mg + SoC
Patients on treatment	18 (53%)	19 (56%)	23 (64%)
Patients discontinued treatment:	16 (47%)	15 (44%)	13 (36%)
To pursue surgery	3	3	5
Progressive disease	5	6	3
Adverse events/toxicity[1]	1	3	2
Median follow up time for all patients is ~6 months			

* Radiographic response determined per RECIST 1.1 by blinded independent central review as of July 8, 2025 from an ongoing trial and unlocked database for all patients with at least one post-baseline scan. 1. One control, one 20mg and two 30mg patients discontinued due to adverse events / toxicity prior to their first post-baseline scan and are not included in the swimmer plot. SoC, standard of care; CR, complete response; PR, partial response; SD, stable disease; PD, progressive disease; onv, onvansertib; EDC, electronic data capture system

36

Greater number of onvansertib 30mg dose patients achieved Early Tumor Shrinkage – July 8, 2025 1. First-line mCRC trials in which ETS and/or DpR were evaluated as predictors of PFS and OS comparing a control arm of chemo alone vs. an experimental arm of chemo + an active agent including bevacizumab (TRIBE) and cetuximab (CRYSTAL and OPUS). Piessevaux, et al, J Clin Oncol 2013; Cremolini, et al, Ann Oncol 2015; Van Cutsem, et. al, N Engl J Med 2009 (HR for CRYSTAL); Bokemeyer et al, Ann Oncol 2011 (HR for OPUS). ETS, early tumor shrinkage; mCRC, metastatic colorectal cancer; WT, wild type; mut., mutated; PFS, progression free survival; bev, bevacizumab; onv, onvansertib. Control Arm Early Tumor Shrinkage (ETS) ≥20% reduction in tumor size at 2-month scan. Final data: All patients on trial have had a 2-month scan. ETS Delta p-value % of patients with ETS TRIBE CRYSTAL OPUS 63% 62% 69% 13% 23% 11% Hazard Ratio 0.79 0.68 0.57 Improvement in PFS 2.0 mo 4.4 mo 3.7 mo 0.025 0.02 0.006 Experimental Arm 63% 69% 52% 49% 46% 41% 22% 28% 0.114 0.038 (19/30) (22/32) (11/27) Onv 20mg Onv 30mg CRDF-004 Previous Ph3 1st Line mCRC Trials1 RAS WT/mut. RAS WT RAS WT RAS mut.

Tumor regression vs. baseline is deeper over time with onv 30mg dose- July 8, 2025

Radiographic Response over Time*



Control Arms
Experimental Arms
SoC
Onvansertib 20mg + SoC[1]
Onvansertib 30mg + SoC
Best Response
CR
PR
SD
PD
% Change from Baseline
20
0
-30
-100
0
2
4
6
8
10
12
14
16
Months



p = 0.011
p = 0.066
Best % Change from Baseline
0
-50
-100
Control
Onv 20mg
Onv 30mg

* Radiographic response determined per RECIST 1.1 by blinded independent central review as of July 8, 2025 from an ongoing trial and unlocked database. 1. Per protocol, patients' tumors are assessed by CT scan every 2 months, and Patient 1012-013 in the 20mg onv arm had an off-protocol MRI (different modality) of their tumors in preparation for their curative surgery (which occurred after their 6-month, -100% scan), which showed a spike (increase) in the size of the patient's tumor. SoC, standard of care; CR, complete response; PR, partial response; SD, stable disease; PD, progressive disease; onv, onvansertib; p, p-value

38

Depth of Response is deeper for the onv 30mg dose arm- July, 8 2025 Depth of Response (DpR) Maximum tumor shrinkage at nadir on trial Interim data: Patients on trial may achieve deeper tumor regression Control Arm DpR Delta p-value % Tumor Shrinkage 43% 51% 58% 18% 27% 5% Hazard Ratio 0.79 0.68 0.57 Improvement in PFS 2.0 mo 4.4 mo 3.7 mo Experimental Arm 41% 48% 38% 33% 31% 32% 9% 16% 0.066 0.011 Onv 20mg Onv 30mg TRIBE CRYSTAL OPUS CRDF-004 Previous Ph3 1st Line mCRC Trials1 RAS WT/mut. RAS WT RAS WT RAS mut. 1. First-line mCRC trials in which ETS and/or DpR were evaluated as predictors of PFS and OS comparing a control arm of chemo alone vs. an experimental arm of chemo + an active agent including bevacizumab (TRIBE) and cetuximab (CRYSTAL and OPUS). 1. Cremolini, et al, Ann Oncol 2015; Piessevaux, et al, J Clin Oncol 2013; Mansmann, et al, Ann Oncol 2013 ; Van Cutsem, et. al, N Engl J Med 2009 (HR for CRYSTAL); Bokemeyer et al, Ann Oncol 2011 (HR for OPUS). DpR, depth of response; mCRC, metastatic colorectal cancer; WT, wild type; mut., mutated; PFS, progression free survival; onv, onvansertib; mo, month